VALIC COMPANY I
(formerly AIG Retirement Company I)
Supplement to Prospectus dated October 1, 2008
Science & Technology Fund. In the section titled “About ARC I’s Management — Investment Sub-Advisers — Wellington Management Company, LLP,” Eric Stromquist retired from Wellington Management and any reference or disclosure with respect to Mr. Stromquist is deleted in its entirety. Mr. Scott Simpson is retiring from Wellington Management, and as such, any reference or disclosure with respect to Mr. Simpson should be deleted in its entirety effective July 1, 2009. The Science and Technology Fund will continue to be managed by Wellington Management’s Global Technology Investment Team comprised of John F. Averill, CFA, Bruce L. Glazer, Anita M. Killian, CFA and Nicolas B. Boullet.
Date: June 17, 2009